Advancing Surgery Through Innovation Exhibit 99.3

Any statements contained in this presentation that do not describe historical facts, including statements about the beliefs and expectations of SafeStitch Medical, Inc. (“SafeStitch”) and
TransEnterix, Inc. (“TransEnterix”), may constitute forward-looking statements as that term is defined by the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by terminology such as "will," "expect," "anticipate," "future," "intend,"
"plan," "believe," "estimate," "confident" and similar statements. Any forward-looking statements contained herein are based on current expectations, but are subject to a number of risks and uncertainties that may cause actual results to differ materially from expectations.
Potential risks and uncertainties include the risks outlined in this presentation and SafeStitch’s filings with the U.S. Securities and Exchange Commission, including the benefits and opportunities of surgical robotics, whether the merger between SafeStitch and TransEnterix will be successful, whether the combined company will be successful in 2014 and beyond, the pace of adoption of our product technology by surgeons, the outcome of coverage and reimbursement decisions by the government and third party payors, the success and market opportunity of our continuing and new product development efforts, including the SurgiBot system, the effect on our business of existing and new regulatory requirements, and other economic and competitive factors.  SafeStitch and
TransEnterix caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. We do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statement is based.
Cautionary Statement

Financial Overview Joe Slattery Executive Vice President & CFO 3

Advancing Surgery Through Innovation

Investment Highlights
Focus
Technology
Solution
Market
Team
•
Surgical robotics
•
Developing patient-side robotic platform: SurgiBot
•
Addresses unmet needs in today’s robotic offerings
•
Large addressable market – ~2M US procedures
•
Strong management team
• Cost effective
• Broad procedure applicability

Company History

• TransEnterix
founded
• FDA 510(K) clearance for
Spider Surgical System
• CE Mark clearance and release
of Spider Surgical System
• >3,000 SPIDER cumulative
procedures performed to date
• Began SurgiBot development
• SurgiBot preclinical labs
• Merger with SafeStitch
Medical
2006
2009
2010
2012
2013

•
Transaction closed on September 4, 2013
•
About SafeStitch
– Publicly-traded, development stage medical device company (OTCBB: SFES)
– Obesity and GERD-focused, flexible endoluminal instrumentation
•
Board and investors with demonstrated success in leading high-growth healthcare companies
•
$30M in financing raised from existing TransEnterix and SafeStitch shareholders
•
Combined entity will be called TransEnterix, Inc.
Merger with SafeStitch Medical

Surgical Progress = Less Invasive 8 Open Surgery Rigid Laparoscopy (1989) Flexible Laparoscopy (2010)

•
•
•
•
•
•
Spider Surgical System
Enabling Flexible Laparoscopy

Internal (intra-abdominal)
triangulation
Flexible, articulating instruments
for dissection and retraction
True left/right instrumentation
Lower profile port of access
Over 3,000 procedures
performed
Broad procedural mix

Innovative, Minimally Invasive Robotic Platform SurgiBot TM

Benefits of Surgical Robotics 11 Benefits of Surgical Robotics Improved dissection and retraction strength Enhanced precision and control Improved surgeon ergonomics Advanced visualization

Confidential 12 Positioning Arm Cart Endodrive Flex Instruments 3DHD Optics SurgiBot First Patient-side Robotic Platform

SurgiBot
First Patient-side Robotic Platform

Surgeon scrubbed-in
Flexible, articulating channels &
instruments
Flexible & steerable 3DHD
Small, mobile platform
Easily repositioned for multi-
quadrant surgery
Cost effective platform

Benefits to Key Stakeholders
Surgeons
•
Precision of robotic surgery
•
Advanced 3D visualization
•
Scrubbed-in patient-side
•
Ergonomics/reduced fatigue
Hospitals and Surgical Centers
•
Attractive ROI for many health care facilities,
relative to competing robotic platforms
•
Strategic asset for surgeon and patient
recruitment
Patients
•
Advances minimally
invasive surgery

Large Addressable Market 15 Source: CDC Over 5,000 Hospitals in the United States # of Beds 1,566 2,054 930 458 Under 50 50-200 200-400 Over 400 Additionally over surgery centers in US 5,000

Hospital Market Opportunity
Confidential 16
Hospitals
without
Robotic Capability
•
Current robotic offerings
are not cost effective
•
Price
•
Procedure volume
• Surgery centers –
untapped market for
robotics
• Large underpenetrated
OUS opportunity
Hospitals
with
Robotic Capability
•
Invested in the strategic
and competitive value of
robotic surgery
•
ROI expectations
changing/under pressure
• Potential for
diversification of robotic
solutions
•
Procedures
• Price
•
Facilities

Bariatric Surgery
Cholecystectomy
Colorectal
Gynecology/Urology
Targeted US
Procedures
160K
1,140K
363K
230K
Source: Millennium Research Group US Markets Laparoscopic Devices 2014
Note: Company Estimate of Outside US addressable market = US opportunity
~2M US
Laparoscopic
Procedures
Procedure Market Opportunity

Recurring Revenue Model 18 Capital Equipment Service Instruments and Accessories

Commercial Pathway 19 • Design & Pre-clinical Testing • Pre-submission FDA Meeting • First Human Procedures • Regulatory Submissions • Regulatory Clearances • Global Launch 2013 2014 2015

Prior Experience
Todd M. Pope
President and Chief Executive Officer
Joe Slattery
EVP and Chief Financial Officer
Richard Mueller
Chief Operating Officer
Mohan Nathan
Vice President of Global Marketing
Tammy Carrea
Vice President, Quality and Regulatory Affairs
Management Team

• Phillip Frost, M.D.
– CEO and Chairman of OPKO Health
– Chairman of Teva Pharmaceuticals
• Jane Hsiao, Ph.D., MBA
– Former Chairman of SafeStitch
– Vice Chairman and CTO of OPKO Health
• Aftab Kherani, M.D.
– Principal of Aisling Capital
• Richard Pfenniger, Jr.
– Former Chairman/CEO of Continucare
– Former CEO of Whitman Education Group
• Paul LaViolette
– Chairman of TransEnterix
– Partner, SV Life Sciences
• Todd Pope
– President and Chief Executive Officer, TransEnterix
• Dennis Dougherty
– Founder, Intersouth Partners
• David Milne
– Managing Partner, SV Life Sciences
• William Starling
– Managing Director, Synergy Life Science Partners

Board of Directors
Healthcare Investors
Board of Directors and Healthcare
Investors

Investment Highlights

Focus
Technology
Solution
Market
Team
•
Surgical robotics
•
Developing patient-side robotic platform: SurgiBot
•
Addresses unmet needs in today’s robotic offerings
•
Large addressable market – ~2M US procedures
•
Strong management team
• Cost effective
• Broad procedure applicability

Advancing Surgery Through Innovation